Exhibit 99.2

CITIGROUP FINANCIAL SUMMARY

(In millions of dollars, except per share amounts and as otherwise noted)

						2Q24 Increase/		Six	Six	YTD 2024 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2023 Increase/
	2023	2023	2023	2024	2024	1Q24	2Q23	2023	2024	(Decrease)

Total revenues, net of interest expense(1)	$19,436	$20,139	$17,440	$21,104	$20,139	(5%)	4%	$40,883	$41,243	1%
Total operating expenses(2)(3)(4)(5)	13,570	13,511	15,996	14,195	13,353	(6%)	(2%)	26,859	27,548	3%
Net credit losses (NCLs)	1,504	1,637	1,994	2,303	2,283	(1%)	52%	2,806	4,586	63%
Credit reserve build (release) for loans	257	179	478	119	76	(36%)	(70%)	692	195	(72%)
Provision / (release) for unfunded lending commitments	(96)	(54)	(81)	(98)	(8)	92%	92%	(290)	(106)	63%
Provisions for benefits and claims, other assets and HTM debt securities	159	78	1,156	41	125	NM	(21%)	591	166	(72%)
Provisions for credit losses and for benefits and claims	1,824	1,840	3,547	2,365	2,476	5%	36%	3,799	4,841	27%
Income (loss) from continuing operations before income taxes	4,042	4,788	(2,103)	4,544	4,310	(5%)	7%	10,225	8,854	(13%)
Income taxes (benefits)	1,090	1,203	(296)	1,136	1,047	(8%)	(4%)	2,621	2,183	(17%)
Income (loss) from continuing operations	2,952	3,585	(1,807)	3,408	3,263	(4%)	11%	7,604	6,671	(12%)
Income (loss) from discontinued operations, net of taxes	(1)	2	(1)	(1)	-	100%	100%	(2)	(1)	50%
Net income (loss) before noncontrolling interests	2,951	3,587	(1,808)	3,407	3,263	(4%)	11%	7,602	6,670	(12%)
Net income (loss) attributable to noncontrolling interests	36	41	31	36	46	28%	28%	81	82	1%
Citigroup's net income (loss)	$2,915	$3,546	$(1,839)	$3,371	$3,217	(5%)	10%	$7,521	$6,588	(12%)

Diluted earnings per share:
Income (loss) from continuing operations	$1.33	$1.63	$(1.16)	$1.58	$1.52	(4%)	14%	$3.52	$3.10	(12%)
Citigroup's net income (loss)	$1.33	$1.63	$(1.16)	$1.58	$1.52	(4%)	14%	$3.52	$3.10	(12%)

Preferred dividends	$288	$333	$300	$279	$242	(13%)	(16%)	$565	$521	(8%)

Income allocated to unrestricted common shareholders—basic
Income (loss) from continuing operations	$2,595	$3,158	$(2,217)	$3,048	$2,943	(3%)	13%	$6,890	$5,991	(13%)
Citigroup's net income (loss)	2,594	3,160	(2,218)	3,047	2,943	(3%)	13%	6,888	5,990	(13%)

Income allocated to unrestricted common shareholders—diluted
Income (loss) from continuing operations	$2,610	$3,174	$(2,217)	$3,063	$2,962	(3%)	13%	$6,916	$6,025	(13%)
Citigroup's net income (loss)	2,609	3,176	(2,218)	3,062	2,962	(3%)	14%	6,914	6,024	(13%)

Shares (in millions):
Average basic	1,942.8	1,924.4	1,909.7	1,910.4	1,907.7	-	(2%)	1,943.2	1,909.1	(2%)
Average diluted	1,968.6	1,951.7	1,909.7	1,943.2	1,945.7	-	(1%)	1,966.3	1,944.4	(1%)
Common shares outstanding, at period end	1,925.7	1,913.9	1,903.1	1,907.4	1,907.8	-	(1%)

Regulatory capital ratios and performance metrics:
Common Equity Tier 1 (CET1) Capital ratio(6)(7)(8)	13.37%	13.59%	13.37%	13.45%	13.6%
Tier 1 Capital ratio(6)(7)(8)	15.24%	15.40%	15.02%	15.11%	15.3%
Total Capital ratio(6)(7)(8)	15.84%	15.78%	15.13%	15.17%	15.4%
Supplementary Leverage ratio (SLR)(6)(8)(9)	5.97%	6.04%	5.82%	5.84%	5.9%
Return on average assets	0.47%	0.58%	(0.30%)	0.55%	0.53%			0.62%	0.54%
Return on average common equity	5.6%	6.7%	(4.5%)	6.6%	6.3%			7.5%	6.5%
Average tangible common equity (TCE) (in billions of dollars)	$164.1	$165.3	$165.2	$164.7	$166.1	1%	1%	$162.1	$165.4	2%
Return on average tangible common equity (RoTCE)(10)	6.4%	7.7%	(5.1%)	7.6%	7.2%	(40) bps	80 bps	8.7%	7.4%	(130) bps
Efficiency ratio (total operating expenses/total revenues, net)	69.8%	67.1%	91.7%	67.3%	66.3%	(100) bps	(350) bps	65.7%	66.8%	110 bps

Balance sheet data (in billions of dollars, except per share amounts):
Total assets	$2,423.7	$2,368.5	$2,411.8	$2,432.5	$2,405.7	(1%)	(1%)
Total average assets	2,465.6	2,413.8	2,427.3	2,450.3	2,456.5	-	-	2,463.9	2,453.4	-
Total loans	660.6	666.3	689.4	674.6	687.7	2%	4%
Total deposits	1,319.9	1,273.5	1,308.7	1,307.2	1,278.1	(2%)	(3%)
Citigroup's stockholders' equity	208.7	209.5	205.5	206.6	208.3	1%	-
Book value per share	97.87	99.28	98.71	99.08	99.70	1%	2%
Tangible book value per share(10)	85.34	86.90	86.19	86.67	87.53	1%	3%

Direct staff (in thousands)	240	240	239	237	229	(3%)	(5%)

(1)	See footnote 3 on page 14.
(2)	See footnote 2 on page 14.
(3)	See footnote 4 on page 14.
(4)	See footnote 5 on page 14.
(5)	See footnote 6 on page 14.
(6)	2Q24 is preliminary.
(7)

Citi's binding CET1 Capital and Tier 1 Capital ratios were derived under the Basel III Standardized Approach, whereas Citi's binding Total Capital ratios were derived under the Basel III Advanced Approaches framework for all periods presented. For the composition of Citi's CET1 Capital and ratio, see page 22.

(8)

Citi's regulatory capital ratios and components reflect certain deferrals based on the modified regulatory capital transition provision related to the Current Expected Credit Losses (CECL) standard. For additional information, see "Capital Resources— Regulatory Capital Treatment— Modified Transition of the Current Expected Credit Losses Methodology" in Citigroup's 2023 Annual Report on Form 10-K.

(9)	For the composition of Citi's SLR, see page 22.
(10)

TCE, RoTCE and Tangible book value per share are non-GAAP financial measures. See page 22 for a reconciliation of Tangible book value per share and Citi's average TCE to Citi's total average stockholders' equity.

Note: Ratios and variance percentages are calculated based on the displayed amounts.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME

(In millions of dollars)

						2Q24 Increase/		Six	Six	YTD 2024 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2023 Increase/
	2023	2023	2023	2024	2024	1Q24	2Q23	2023	2024	(Decrease)

Revenues
Interest income	$32,647	$34,837	$36,379	$36,223	$35,987	(1%)	10%	$62,042	$72,210	16%
Interest expense	18,747	21,009	22,555	22,716	22,494	(1%)	20%	34,794	45,210	30%
Net interest income (NII)	13,900	13,828	13,824	13,507	13,493	-	(3%)	27,248	27,000	(1%)

Commissions and fees	2,132	2,195	2,212	2,724	2,662	(2%)	25%	4,498	5,386	20%
Principal transactions	2,528	3,008	1,473	3,274	2,874	(12%)	14%	6,467	6,148	(5%)
Administrative and other fiduciary fees	989	971	925	1,037	1,046	1%	6%	1,885	2,083	11%
Realized gains (losses) on sales of investments, net	49	30	37	115	23	(80%)	(53%)	121	138	14%
Impairment losses on investments	(71)	(70)	(96)	(30)	(21)	30%	70%	(157)	(51)	68%
Provision for credit losses on AFS debt securities(1)	1	(1)	(3)	-	-	-	(100%)	-	-	-
Other revenue (loss)	(92)	178	(932)	477	62	(87%)	NM	821	539	(34%)
Total non-interest revenues (NIR)	5,536	6,311	3,616	7,597	6,646	(13%)	20%	13,635	14,243	4%
Total revenues, net of interest expense	19,436	20,139	17,440	21,104	20,139	(5%)	4%	40,883	41,243	1%

Provisions for credit losses and for benefits and claims
Net credit losses	1,504	1,637	1,994	2,303	2,283	(1%)	52%	2,806	4,586	63%
Credit reserve build / (release) for loans	257	179	478	119	76	(36%)	(70%)	692	195	(72%)
Provision for credit losses on loans	1,761	1,816	2,472	2,422	2,359	(3%)	34%	3,498	4,781	37%
Provision for credit losses on held-to-maturity (HTM) debt securities	(4)	(3)	-	10	(5)	NM	(25%)	(21)	5	NM
Provision for credit losses on other assets	149	56	1,132	4	112	NM	(25%)	574	116	(80%)
Policyholder benefits and claims	14	25	24	27	18	(33%)	29%	38	45	18%
Provision for credit losses on unfunded lending commitments	(96)	(54)	(81)	(98)	(8)	92%	92%	(290)	(106)	63%
Total provisions for credit losses and for benefits and claims(2)	1,824	1,840	3,547	2,365	2,476	5%	36%	3,799	4,841	27%

Operating expenses
Compensation and benefits	7,388	7,424	6,882	7,673	6,888	(10%)	(7%)	14,926	14,561	(2%)
Premises and equipment	595	620	695	585	597	2%	-	1,193	1,182	(1%)
Technology / communication	2,309	2,256	2,414	2,246	2,238	-	(3%)	4,436	4,484	1%
Advertising and marketing	361	324	377	228	280	23%	(22%)	692	508	(27%)
Restructuring	N/A	N/A	781	225	36	NM	NM	N/A	261	NM
Other operating	2,917	2,887	4,847	3,238	3,314	2%	14%	5,612	6,552	17%
Total operating expenses	13,570	13,511	15,996	14,195	13,353	(6%)	(2%)	26,859	27,548	3%

Income (loss) from continuing operations before income taxes	4,042	4,788	(2,103)	4,544	4,310	(5%)	7%	10,225	8,854	(13%)
Provision (benefit) for income taxes	1,090	1,203	(296)	1,136	1,047	(8%)	(4%)	2,621	2,183	(17%)

Income (loss) from continuing operations	2,952	3,585	(1,807)	3,408	3,263	(4%)	11%	7,604	6,671	(12%)
Discontinued operations
Income (loss) from discontinued operations	(1)	2	(1)	(1)	-	100%	100%	(2)	(1)	50%
Provision (benefit) for income taxes	-	-	-	-	-	-	-	-	-	-
Income (loss) from discontinued operations, net of taxes	(1)	2	(1)	(1)	-	100%	100%	(2)	(1)	50%

Net income (loss) before attribution to noncontrolling interests	2,951	3,587	(1,808)	3,407	3,263	(4%)	11%	7,602	6,670	(12%)
Noncontrolling interests	36	41	31	36	46	28%	28%	81	82	1%

Citigroup's net income (loss)	$2,915	$3,546	$(1,839)	$3,371	$3,217	(5%)	10%	$7,521	$6,588	(12%)

(1)	This presentation is in accordance with ASC 326, which requires the provision for credit losses on AFS debt securities to be included in revenue.
(2)	This total excludes the provision for credit losses on AFS debt securities, which is disclosed separately above.

N/A Not applicable.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET

(In millions of dollars)

						2Q24 Increase/
	June 30,	September 30,	December 31,	March 31,	June 30,	(Decrease) from
	2023	2023	2023	2024	2024(1)	1Q24	2Q23
Assets
Cash and due from banks (including segregated cash and other deposits)	$25,763	$26,548	$27,342	$25,174	$26,917	7%	4%
Deposits with banks, net of allowance	271,145	227,439	233,590	247,556	219,217	(11%)	(19%)
Securities borrowed and purchased under resale agreements, net of allowance	337,103	335,059	345,700	344,264	317,970	(8%)	(6%)
Brokerage receivables, net of allowance	60,850	66,194	53,915	61,314	64,563	5%	6%
Trading account assets	423,189	406,368	411,756	431,468	446,339	3%	5%
Investments
Available-for-sale debt securities	237,334	241,783	256,936	254,898	249,362	(2%)	5%
Held-to-maturity debt securities, net of allowance	262,066	259,456	254,247	252,459	251,125	(1%)	(4%)
Equity securities	7,745	7,759	7,902	7,826	7,789	-	1%
Total investments	507,145	508,998	519,085	515,183	508,276	(1%)	-
Loans
Consumer(2)	374,591	377,714	389,197	381,759	386,117	1%	3%
Corporate(3)	286,021	288,634	300,165	292,819	301,605	3%	5%
Loans, net of unearned income	660,612	666,348	689,362	674,578	687,722	2%	4%
Allowance for credit losses on loans (ACLL)	(17,496)	(17,629)	(18,145)	(18,296)	(18,216)	-	(4%)
Total loans, net	643,116	648,719	671,217	656,282	669,506	2%	4%
Goodwill	19,998	19,829	20,098	20,042	19,704	(2%)	(1%)
Intangible assets (including MSRs)	4,576	4,540	4,421	4,338	4,226	(3%)	(8%)
Premises and equipment, net of depreciation and amortization	27,818	27,959	28,747	29,188	29,399	1%	6%
Other assets, net of allowance	102,972	96,824	95,963	97,701	99,569	2%	(3%)
Total assets	$2,423,675	$2,368,477	$2,411,834	$2,432,510	$2,405,686	(1%)	(1%)

Liabilities
Non-interest-bearing deposits in U.S. offices	$109,844	$104,061	$112,089	$112,535	$117,607	5%	7%
Interest-bearing deposits in U.S. offices	590,700	569,428	576,784	570,259	546,772	(4%)	(7%)
Total U.S. deposits	700,544	673,489	688,873	682,794	664,379	(3%)	(5%)
Non-interest-bearing deposits in offices outside the U.S.	91,899	84,663	88,988	87,936	83,150	(5%)	(10%)
Interest-bearing deposits in offices outside the U.S.	527,424	515,354	530,820	536,433	530,608	(1%)	1%
Total international deposits	619,323	600,017	619,808	624,369	613,758	(2%)	(1%)

Total deposits	1,319,867	1,273,506	1,308,681	1,307,163	1,278,137	(2%)	(3%)
Securities loaned and sold under repurchase agreements	260,035	256,770	278,107	299,387	305,206	2%	17%
Brokerage payables	69,433	75,076	63,539	73,013	73,621	1%	6%
Trading account liabilities	170,664	164,624	155,345	156,652	151,259	(3%)	(11%)
Short-term borrowings	40,430	43,166	37,457	31,910	38,694	21%	(4%)
Long-term debt	274,510	275,760	286,619	285,495	280,321	(2%)	2%
Other liabilities, plus allowances(4)	79,314	69,380	75,835	71,492	69,304	(3%)	(13%)
Total liabilities	$2,214,253	$2,158,282	$2,205,583	$2,225,112	$2,196,542	(1%)	(1%)

Equity
Stockholders' equity
Preferred stock	$20,245	$19,495	$17,600	$17,600	$18,100	3%	(11%)
Common stock	31	31	31	31	31	-	-
Additional paid-in capital	108,579	108,757	108,955	108,592	108,785	-	-
Retained earnings	199,976	202,135	198,905	200,956	202,913	1%	1%
Treasury stock, at cost	(74,247)	(74,738)	(75,238)	(74,865)	(74,842)	-	(1%)
Accumulated other comprehensive income (loss) (AOCI)	(45,865)	(46,177)	(44,800)	(45,729)	(46,677)	(2%)	(2%)
Total common equity	$188,474	$190,008	$187,853	$188,985	$190,210	1%	1%

Total Citigroup stockholders' equity	$208,719	$209,503	$205,453	$206,585	$208,310	1%	-
Noncontrolling interests	703	692	798	813	834	3%	19%
Total equity	209,422	210,195	206,251	207,398	209,144	1%	-
Total liabilities and equity	$2,423,675	$2,368,477	$2,411,834	$2,432,510	$2,405,686	(1%)	(1%)

(1)	June 30, 2024 is preliminary.
(2)	Consumer loans include loans managed by USPB, Wealth, and All Other—Legacy Franchises (other than Mexico small business and middle-market banking (Mexico SBMM), and the Assets Finance Group (AFG).
(3)	Corporate loans include loans managed by Services, Markets, Banking, and All Other—Legacy Franchises—Mexico SBMM, and the AFG.
(4)	Includes allowance for credit losses for unfunded lending commitments. See page 19.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

OPERATING SEGMENT, REPORTING UNIT, AND COMPONENT DETAILS

(In millions of dollars)

						2Q24 Increase/		Six	Six	YTD 2024 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2023 Increase/
	2023	2023	2023	2024	2024	1Q24	2Q23	2023	2024	(Decrease)
Revenues, net of interest expense

Services	$4,555	$4,636	$4,517	$4,766	$4,680	(2%)	3%	$8,949	$9,446	6%
Markets	4,779	4,748	3,366	5,357	5,086	(5%)	6%	10,535	10,443	(1)%
Banking	1,179	1,373	978	1,736	1,627	(6%)	38%	2,364	3,363	42%
U.S. Personal Banking (USPB)	4,619	4,917	4,940	5,178	4,919	(5%)	6%	9,330	10,097	8%
Wealth	1,776	1,831	1,664	1,693	1,814	7%	2%	3,526	3,507	(1)%
All Other—managed basis(1)(2)	2,534	2,238	2,037	2,386	1,980	(17%)	(22%)	5,167	4,366	(16)%
Reconciling Items—divestiture-related impacts(3)	(6)	396	(62)	(12)	33	NM	NM	1,012	21	(98)%

Total net revenues—reported	$19,436	$20,139	$17,440	$21,104	$20,139	(5)%	4%	$40,883	$41,243	1%

Income (loss) from continuing operations

Services	$1,230	$1,355	$807	$1,515	$1,498	(1%)	22%	$2,539	$3,013	19%
Markets	1,139	1,065	(128)	1,421	1,469	3%	29%	3,001	2,890	(4%)
Banking	51	157	(296)	527	409	(22%)	NM	108	936	NM
USPB	461	756	201	347	121	(65%)	(74%)	863	468	(46%)
Wealth	84	132	21	175	210	20%	NM	266	385	45%
All Other—managed basis(1)(2)	79	(94)	(2,301)	(483)	(412)	15%	NM	271	(895)	NM
Reconciling Items—divestiture-related impacts(3)	(92)	214	(111)	(94)	(32)	66%	65%	556	(126)	NM

Income (loss) from continuing operations—reported	2,952	3,585	(1,807)	3,408	3,263	(4%)	11%	7,604	6,671	(12%)

Discontinued operations	(1)	2	(1)	(1)	-	100%	100%	(2)	(1)	50%

Net income (loss) attributable to noncontrolling interests	36	41	31	36	46	28%	28%	81	82	1%

Net income (loss)	$2,915	$3,546	$(1,839)	$3,371	$3,217	(5%)	10%	$7,521	$6,588	(12%)

(1)

Includes Legacy Franchises and certain unallocated costs of global staff functions (including finance, risk, human resources, legal, and compliance-related costs), other corporate expenses, and unallocated global operations and technology expenses, and income taxes, as well as Corporate Treasury investment activities and discontinued operations.

(2)

Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi's divestitures of its Asia consumer banking businesses and the planned divestiture of Mexico consumer banking, small business and middle-market banking (Mexico Consumer/SBMM) within Legacy Franchises. See page 14 for additional information.

(3)

Reconciling Items consist of the divestiture-related impacts excluded from All Other on a managed basis. See page 14 for additional information. The Reconciling Items are fully reflected in the various line items in Citi's Consolidated Statement of Income (page 2).

NM Not meaningful.

Reclassified to conform to the current period's presentation.

SERVICES

(In millions of dollars, except as otherwise noted)

						2Q24 Increase/		Six	Six	YTD 2024 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2023 Increase/
	2023	2023	2023	2024	2024	1Q24	2Q23	2023	2024	(Decrease)
Net interest income (including dividends)	$3,243	$3,440	$3,442	$3,317	$3,225	(3%)	(1%)	$6,369	$6,542	3%
Fee revenue
Commissions and fees	787	782	815	797	867	9%	10%	1,528	1,664	9%
Fiduciary and administrative, and other	661	630	606	685	695	1%	5%	1,265	1,380	9%
Total fee revenue	1,448	1,412	1,421	1,482	1,562	5%	8%	2,793	3,044	9%
Principal transactions	242	267	271	248	182	(27%)	(25%)	468	430	(8%)
All other(1)	(378)	(483)	(617)	(281)	(289)	(3%)	24%	(681)	(570)	16%
Total non-interest revenue	1,312	1,196	1,075	1,449	1,455	-	11%	2,580	2,904	13%
Total revenues, net of interest expense	4,555	4,636	4,517	4,766	4,680	(2%)	3%	8,949	9,446	6%
Total operating expenses	2,506	2,520	2,596	2,666	2,734	3%	9%	4,915	5,400	10%
Net credit losses (recoveries) on loans	13	27	(6)	6	-	(100%)	(100%)	19	6	(68%)
Credit reserve build (release) for loans	(14)	6	127	34	(100)	NM	NM	(86)	(66)	23%
Provision (release) for credit losses on unfunded lending commitments	(26)	23	(22)	12	2	(83%)	NM	(19)	14	NM
Provisions for credit losses for other assets and HTM debt securities	250	39	547	12	71	NM	(72%)	295	83	(72%)
Provision for credit losses	223	95	646	64	(27)	NM	NM	209	37	(82%)
Income from continuing operations before taxes	1,826	2,021	1,275	2,036	1,973	(3%)	8%	3,825	4,009	5%
Income taxes	596	666	468	521	475	(9%)	(20%)	1,286	996	(23%)
Income from continuing operations	1,230	1,355	807	1,515	1,498	(1%)	22%	2,539	3,013	19%
Noncontrolling interests	16	16	21	25	27	8%	69%	29	52	79%
Net income	$1,214	$1,339	$786	$1,490	$1,471	(1%)	21%	$2,510	$2,961	18%
EOP assets (in billions)	$584	$552	$586	$577	$569	(1%)	(3%)
Average assets (in billions)	584	566	582	580	575	(1%)	(2%)	$591	$578	(2%)
Efficiency ratio	55%	54%	57%	56%	58%	200 bps	300 bps	55%	57%	200 bps
Average allocated TCE (in billions)(2)	$23.0	$23.0	$23.0	$24.9	$24.9	-	8%	$23.0	$24.9	8%
RoTCE(2)	21.2%	23.1%	13.6%	24.1%	23.8%	(30) bps	260 bps	22.0%	23.9%	190 bps

Revenue by component
Net interest income	$2,718	$2,868	$2,887	$2,723	$2,629	(3%)	(3%)	$5,330	$5,352	-
Non-interest revenue	702	645	557	793	802	1%	14%	1,429	1,595	12%
Treasury and Trade Solutions (TTS)	3,420	3,513	3,444	3,516	3,431	(2%)	-	6,759	6,947	3%
Net interest income	525	572	555	594	596	-	14%	1,039	1,190	15%
Non-interest revenue	610	551	518	656	653	-	7%	1,151	1,309	14%
Securities Services	1,135	1,123	1,073	1,250	1,249	-	10%	2,190	2,499	14%
Total Services	$4,555	$4,636	$4,517	$4,766	$4,680	(2%)	3%	$8,949	$9,446	6%

Revenue by geography
North America	$1,294	$1,333	$1,299	$1,243	$1,298	4%	-	$2,499	$2,541	2%
International	3,261	3,303	3,218	3,523	3,382	(4%)	4%	6,450	6,905	7%
Total	$4,555	$4,636	$4,517	$4,766	$4,680	(2%)	3%	$8,949	$9,446	6%

Key drivers(3) (in billions of dollars, except as otherwise noted)
Average loans by reporting unit
TTS	$79	$82	$82	$81	$81	-	3%	$79	$81	3%
Securities Services	1	1	1	1	1	-	-	1	1	-
Total	$80	$83	$83	$82	$82	-	3%	$80	$82	3%

ACLL as a % of EOP loans(4)	0.32%	0.33%	0.47%	0.54%	0.37%	(17) bps	5 bps

Average deposits by reporting unit and selected component
TTS	$689	$677	$681	$684	$677	(1%)	(2%)	$697	$680	(2%)
Securities Services	125	120	122	124	127	2%	2%	125	126	1%
Total	$814	$797	$803	$808	$804	-	(1%)	$822	$806	(2%)

AUC/AUA (in trillions of dollars)(5)	$22.3	$21.5	$23.5	$24.0	$24.2	1%	9%
Cross - border transaction value	$87.8	$87.8	$99.4	$90.7	$92.7	2%	6%	$170.8	$183.4	7%
U.S. dollar clearing volume (in millions)	38.8	40.0	40.2	39.6	41.6	5%	7%	77.1	81.2	5%
Commercial card spend volumes	$17.3	$16.9	$16.6	$16.8	$18.0	7%	4%	$33.3	$34.8	5%

(1)	Services includes revenues earned by Citigroup that are subject to a revenue sharing arrangement with Banking—Corporate Lending for Investment Banking, Markets, and Services products sold to Corporate Lending clients.
(2)	TCE and RoTCE are non-GAAP financial measures. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citigroup's total average TCE and Citi's total average stockholders' equity.
(3)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(4)	Excludes loans that are carried at fair value for all periods.
(5)	2Q24 is preliminary.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

MARKETS

(In millions of dollars, except as otherwise noted)

						2Q24 Increase/		Six	Six	YTD 2024 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2023 Increase/
	2023	2023	2023	2024	2024	1Q24	2Q23	2023	2024	(Decrease)

Net interest income (including dividends)	$1,999	$1,695	$1,987	$1,706	$2,038	19%	2%	$3,551	$3,744	5%
Fee revenue
Brokerage and fees	331	337	328	336	346	3%	5%	716	682	(5%)
Investment banking fees(1)	97	103	103	100	104	4%	7%	186	204	10%
Other(2)	31	31	46	62	62	-	100%	70	124	77%
Total fee revenue	459	471	477	498	512	3%	12%	972	1,010	4%

Principal transactions	2,518	2,853	1,212	3,178	2,696	(15%)	7%	6,407	5,874	(8%)
All other(3)	(197)	(271)	(310)	(25)	(160)	NM	19%	(395)	(185)	53%
Total non-interest revenue	2,780	3,053	1,379	3,651	3,048	(17%)	10%	6,984	6,699	(4%)
Total revenues, net of interest expense	4,779	4,748	3,366	5,357	5,086	(5%)	6%	10,535	10,443	(1%)
Total operating expenses	3,345	3,310	3,436	3,384	3,305	(2%)	(1%)	6,512	6,689	3%
Net credit losses (recoveries) on loans	2	(4)	30	78	66	(15%)	NM	6	144	NM
Credit reserve build (release) for loans	(21)	119	40	120	(111)	NM	NM	43	9	(79%)
Provision (release) for credit losses on unfunded lending commitments	(10)	5	12	(1)	2	NM	NM	(12)	1	NM
Provisions for credit losses for other assets and HTM debt securities	12	42	127	2	32	NM	NM	30	34	13%
Provision for credit losses	(17)	162	209	199	(11)	NM	35%	67	188	NM
Income (loss) from continuing operations before taxes	1,451	1,276	(279)	1,774	1,792	1%	24%	3,956	3,566	(10%)
Income taxes (benefits)	312	211	(151)	353	323	(8%)	4%	955	676	(29%)
Income (loss) from continuing operations	1,139	1,065	(128)	1,421	1,469	3%	29%	3,001	2,890	(4%)
Noncontrolling interests	19	15	12	15	26	73%	37%	40	41	3%
Net income (loss)	$1,120	$1,050	$(140)	$1,406	$1,443	3%	29%	$2,961	$2,849	(4%)
EOP assets (in billions)	$1,017	$1,009	$1,008	$1,038	$1,023	(1%)	1%
Average assets (in billions)	1,041	1,026	1,033	1,048	1,064	2%	2%	$1,023	$1,056	3%
Efficiency ratio	70%	70%	102%	63%	65%	200 bps	(500) bps	62%	64%	200 bps
Average allocated TCE (in billions)(4)	$53.1	$53.1	$53.1	$54.0	$54.0	-	2%	$53.1	$54.0	2%
RoTCE(4)	8.5%	7.8%	(1.0%)	10.5%	10.7%	20 bps	220 bps	11.2%	10.6%	(60) bps

Revenue by component
Fixed Income markets	$3,670	$3,806	$2,547	$4,130	$3,564	(14%)	(3%)	$8,259	$7,694	(7%)
Equity markets	1,109	942	819	1,227	1,522	24%	37%	2,276	2,749	21%
Total	$4,779	$4,748	$3,366	$5,357	$5,086	(5%)	6%	$10,535	$10,443	(1%)

Rates and currencies	$2,758	$2,747	$1,737	$2,800	$2,466	(12%)	(11%)	$6,310	$5,266	(17%)
Spread products / other fixed income	912	1,059	810	1,330	1,098	(17%)	20%	1,949	2,428	25%
Total Fixed Income markets revenues	$3,670	$3,806	$2,547	$4,130	$3,564	(14%)	(3%)	$8,259	$7,694	(7%)

Revenue by geography
North America	$1,683	$1,901	$1,227	$2,067	$2,031	(2%)	21%	$3,711	$4,098	10%
International	3,096	2,847	2,139	3,290	3,055	(7%)	(1%)	6,824	6,345	(7%)
Total	$4,779	$4,748	$3,366	$5,357	$5,086	(5%)	6%	$10,535	$10,443	(1%)

Key drivers(5) (in billions of dollars)
Average loans	$107	$108	$115	$120	$119	(1%)	11%	$109	$120	10%
NCLs as a % of average loans	0.01%	(0.01%)	0.10%	0.26%	0.22%	(4) bps	21 bps	0.01%	0.24%	23 bps
ACLL as a % of EOP loans(6)	0.67%	0.77%	0.71%	0.86%	0.74%	(12) bps	7 bps
Average trading account assets	$382	$393	$392	$408	$426	4%	12%	$366	$417	14%
Average deposits	23	23	23	24	25	4%	9%	23	25	9%

(1)	Investment banking fees are primarily composed of underwriting, advisory, loan syndication structuring, and other related financing activity.
(2)	Primarily includes other non-brokerage and investment banking fees from customer-driven activities.
(3)

Markets includes revenues earned by Citigroup that are subject to a revenue sharing arrangement with Banking—Corporate Lending for Investment Banking, Markets, and Services products sold to Corporate Lending clients.

(4)

TCE and RoTCE are non-GAAP financial measures. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citigroup's total average TCE and Citi's total average stockholders' equity.

(5)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(6)	Excludes loans that are carried at fair value for all periods.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

BANKING

(In millions of dollars, except as otherwise noted)

						2Q24 Increase/		Six	Six	YTD 2024 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2023 Increase/
	2023	2023	2023	2024	2024	1Q24	2Q23	2023	2024	(Decrease)

Net interest income (including dividends)	$542	$555	$551	$582	$527	(9%)	(3%)	$1,055	$1,109	5%
Fee revenue
Investment banking fees(1)	573	694	706	972	935	(4%)	63%	1,313	1,907	45%
Other(2)	40	40	38	42	50	19%	25%	82	92	12%
Total fee revenue	613	734	744	1,014	985	(3%)	61%	1,395	1,999	43%
Principal transactions	(216)	(164)	(223)	(227)	(126)	44%	42%	(551)	(353)	36%
All other(3)	240	248	(94)	367	241	(34%)	-	465	608	31%
Total non-interest revenue	637	818	427	1,154	1,100	(5%)	73%	1,309	2,254	72%
Total revenues, net of interest expense	1,179	1,373	978	1,736	1,627	(6%)	38%	2,364	3,363	42%
Total operating expenses	1,260	1,225	1,161	1,179	1,131	(4%)	(10%)	2,491	2,310	(7%)
Net credit losses on loans	57	29	71	66	40	(39%)	(30%)	69	106	54%
Credit reserve build (release) for loans	(110)	(22)	(163)	(89)	(51)	43%	54%	(160)	(140)	13%
Provision (release) for credit losses on unfunded lending commitments	(56)	(64)	(63)	(96)	(9)	91%	84%	(227)	(105)	54%
Provisions for credit losses for other assets and HTM debt securities	(39)	1	339	(10)	(12)	(20%)	69%	47	(22)	NM
Provision for credit losses	(148)	(56)	184	(129)	(32)	75%	78%	(271)	(161)	41%
Income (loss) from continuing operations before taxes	67	204	(367)	686	528	(23%)	NM	144	1,214	NM
Income taxes (benefits)	16	47	(71)	159	119	(25%)	NM	36	278	NM
Income (loss) from continuing operations	51	157	(296)	527	409	(22%)	NM	108	936	NM
Noncontrolling interests	1	1	-	3	3	-	NM	3	6	100%
Net income (loss)	$50	$156	$(296)	$524	$406	(23%)	NM	$105	$930	NM
EOP assets (in billions)	$148	$146	$148	$151	$147	(3%)	(1%)
Average assets (in billions)	155	151	150	154	152	(1%)	(2%)	$156	$153	(2%)
Efficiency ratio	107%	89%	119%	68%	70%	200 bps	(3,700) bps	105%	69%	(3,600) bps
Average allocated TCE (in billions)(4)	$21.4	$21.4	$21.4	$21.8	$21.8	-	2%	$21.4	$21.8	2%
RoTCE(4)	0.9%	2.9%	(5.5%)	9.7%	7.5%	(220) bps	660 bps	1.0%	8.6%	760 bps

Revenue by component
Total Investment Banking	$533	$711	$687	$925	$853	(8%)	60%	$1,234	$1,778	44%
Corporate Lending—excluding gain/(loss) on loan hedges(3)(5)	712	709	422	915	765	(16%)	7%	1,395	1,680	20%
Total Banking revenues (ex-gain/(loss) on loan hedges)(3)(5)	1,245	1,420	1,109	1,840	1,618	(12%)	30%	2,629	3,458	32%
Gain/(loss) on loan hedges(3)(5)	(66)	(47)	(131)	(104)	9	NM	NM	(265)	(95)	64%
Total Banking revenues including gain/(loss) on loan hedges(3)(5)	$1,179	$1,373	$978	$1,736	$1,627	(6%)	38%	$2,364	$3,363	42%

Business metrics—investment banking fees
Advisory	$156	$299	$286	$230	$268	17%	72%	$432	$498	15%
Equity underwriting (Equity Capital Markets (ECM))	158	123	110	171	174	2%	10%	267	345	29%
Debt underwriting (Debt Capital Markets (DCM))	259	272	310	571	493	(14%)	90%	614	1,064	73%
Total	$573	$694	$706	$972	$935	(4%)	63%	$1,313	$1,907	45%

Revenue by geography
North America	$469	$623	$402	$773	$749	(3%)	60%	$873	$1,522	74%
International	710	750	576	963	878	(9%)	24%	1,491	1,841	23%
Total	$1,179	$1,373	$978	$1,736	$1,627	(6%)	38%	$2,364	$3,363	42%

Key drivers(6) (in billions of dollars)
Average loans	$93	$89	$89	$89	$89	-	(4%)	$94	$89	(5%)
NCLs as a % of average loans	0.25%	0.13%	0.32%	0.30%	0.18%	(12) bps	(7) bps	0.15%	0.24%	9 bps
ACLL as a % of EOP loans(7)	1.74%	1.75%	1.59%	1.47%	1.42%	(5) bps	(32) bps
Average deposits	1	1	1	1	1	-	-	1	1	-

(1)	Investment banking fees are primarily composed of underwriting, advisory, loan syndication structuring, and other related financing activity.
(2)	Primarily includes other non-investment banking fees from customer-driven activities.
(3)

Banking includes revenues earned by Citigroup that are subject to a revenue sharing arrangement with Banking—Corporate Lending for Investment Banking, Markets, and Services products sold to Corporate Lending clients.

(4)

TCE and RoTCE are non-GAAP financial measures. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citigroup's total average TCE and Citi's total average stockholders' equity.

(5)

Credit derivatives are used to economically hedge a portion of the corporate loan portfolio that includes both accrual loans and loans at fair value. Gain (loss) on loan hedges includes the mark-to-market on the credit derivatives, partially offset by the mark-to-market on the loans in the portfolio that are at fair value. Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges are netted against the corporate lending revenues to reflect the cost of credit protection. Citigroup’s results of operations excluding the impact of gain (loss) on loan hedges are non-GAAP financial measures.

(6)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(7)	Excludes loans that are carried at fair value for all periods.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

U.S. PERSONAL BANKING
(In millions of dollars, except as otherwise noted)

						2Q24 Increase/		Six	Six	YTD 2024 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2023 Increase/
	2023	2023	2023	2024	2024	1Q24	2Q23	2023	2024	(Decrease)

Net interest income	$4,883	$5,175	$5,238	$5,226	$5,103	(2%)	5%	$9,737	$10,329	6%
Fee revenue
Interchange fees	2,482	2,434	2,481	2,352	2,524	7%	2%	4,759	4,876	2%
Card rewards and partner payments	(2,827)	(2,777)	(2,889)	(2,580)	(2,847)	(10%)	(1%)	(5,417)	(5,427)	-
Other(1)	72	75	98	105	114	9%	58%	176	219	24%
Total fee revenue	(273)	(268)	(310)	(123)	(209)	(70%)	23%	(482)	(332)	31%
All other(2)	9	10	12	75	25	(67%)	NM	75	100	33%
Total non-interest revenue	(264)	(258)	(298)	(48)	(184)	NM	30%	(407)	(232)	43%
Total revenues, net of interest expense	4,619	4,917	4,940	5,178	4,919	(5%)	6%	9,330	10,097	8%

Total operating expenses	2,498	2,481	2,594	2,519	2,442	(3%)	(2%)	5,027	4,961	(1%)
Net credit losses on loans	1,218	1,343	1,599	1,864	1,931	4%	59%	2,292	3,795	66%
Credit reserve build (release) for loans	303	114	471	337	382	13%	26%	879	719	(18%)
Provision (release) for credit losses on unfunded lending commit.	1	(1)	1	-	-	-	(100%)	1	-	(100%)
Provisions for benefits and claims (PBC), and other assets	3	3	3	3	2	(33%)	(33%)	2	5	NM
Provisions for credit losses and for PBC	1,525	1,459	2,074	2,204	2,315	5%	52%	3,174	4,519	42%
Income from continuing operations before taxes	596	977	272	455	162	(64%)	(73%)	1,129	617	(45%)
Income taxes	135	221	71	108	41	(62%)	(70%)	266	149	(44%)
Income from continuing operations	461	756	201	347	121	(65%)	(74%)	863	468	(46%)
Noncontrolling interests	-	-	-	-	-	-	-	-	-	-
Net income	$461	$756	$201	$347	$121	(65%)	(74%)	$863	$468	(46%)
EOP assets (in billions)	$228	$231	$242	$237	$242	2%	6%
Average assets (in billions)	229	230	232	233	239	3%	4%	$230	$236	3%
Efficiency ratio	54%	50%	53%	49%	50%	100 bps	(400) bps	54%	49%	(500) bps
Average allocated TCE (in billions)(3)	$21.9	$21.9	$21.9	$25.2	$25.2	-	15%	$21.9	$25.2	15%
RoTCE(3)	8.4%	13.7%	3.6%	5.5%	1.9%	(360) bps	(650) bps	7.9%	3.7%	(420) bps

Revenue by component
Branded Cards	$2,357	$2,539	$2,620	$2,640	$2,537	(4%)	8%	$4,829	$5,177	7%
Retail Services	1,643	1,728	1,636	1,900	1,746	(8%)	6%	3,253	3,646	12%
Retail Banking	619	650	684	638	636	-	3%	1,248	1,274	2%
Total	$4,619	$4,917	$4,940	$5,178	$4,919	(5%)	6%	$9,330	$10,097	8%

Average loans and deposits(4) (in billions)
Average loans	$189	$196	$202	$204	$206	1%	9%	$186	$205	10%
ACLL as a % of EOP loans(5)	6.44%	6.36%	6.28%	6.58%	6.60%	2 bps	16 bps
Average deposits	113	110	105	100	93	(7%)	(18%)	112	97	(13%)

(1)Primarily related to retail banking and credit card-related fees.

(2)Primarily related to revenue incentives from card networks and partners.

(3)TCE and RoTCE are non-GAAP financial measures. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citigroup’s total average TCE and Citi's total average stockholders' equity.

(4)Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.

(5)Excludes loans that are carried at fair value for all periods.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

U.S. PERSONAL BANKING

Metrics

						2Q24 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2023	2023	2023	2024	2024	1Q24	2Q23

U.S. Personal Banking Key Indicators (in billions of dollars, except as otherwise noted)

New account acquisitions (in thousands)
Branded Cards	1,131	1,146	1,105	1,170	1,144	(2%)	1%
Retail Services	2,393	2,152	2,617	1,658	2,034	23%	(15%)
Credit card spend volumes
Branded Cards	$126.8	$125.2	$129.5	$120.9	$130.9	8%	3%
Retail Services	24.8	23.3	26.0	20.0	23.7	19%	(4%)
Average loans(1)
Branded Cards	$99.8	$103.2	$106.6	$107.5	$109.3	2%	10%
Retail Services	49.0	50.2	51.6	51.7	51.0	(1%)	4%
Retail Banking	40.3	42.2	43.9	45.0	46.0	2%	14%
EOP loans(1)
Branded Cards	$103.0	$105.2	$111.1	$108.0	$111.8	4%	9%
Retail Services	50.0	50.5	53.6	50.8	51.7	2%	3%
Retail Banking	41.5	43.1	44.4	45.6	46.2	1%	11%
Total revenues, net of interest expenses as a % of average loans
Branded Cards	9.47%	9.76%	9.75%	9.88%	9.34%
Retail Services	13.45%	13.66%	12.58%	14.78%	13.77%
NII as a % of average loans(2)
Branded Cards	9.01%	9.12%	9.17%	9.30%	8.93%
Retail Services	17.44%	17.77%	16.99%	17.20%	16.92%
NCLs as a % of average loans
Branded Cards	2.47%	2.72%	3.06%	3.65%	3.82%
Retail Services	4.46%	4.53%	5.44%	6.32%	6.45%
Retail Banking	0.59%	0.59%	0.62%	0.69%	0.66%
Loans 90+ days past due as a % of EOP loans
Branded Cards	0.81%	0.92%	1.07%	1.19%	1.09%
Retail Services	1.77%	2.12%	2.36%	2.53%	2.36%
Retail Banking(3)	0.39%	0.38%	0.40%	0.35%	0.36%
Loans 30-89 days past due as a % of EOP loans
Branded Cards	0.81%	0.97%	1.03%	1.01%	0.94%
Retail Services	1.81%	2.13%	2.15%	2.18%	2.06%
Retail Banking(3)	0.57%	0.55%	0.62%	0.53%	0.55%
Branches (actual)	653	652	647	645	641	(1%)	(2%)
Mortgage originations	$4.5	$3.9	$2.8	$3.1	$4.3	39%	(4%)

(1)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(2)	Net interest income includes certain fees that are recorded as interest revenue.
(3)	Excludes U.S. government-sponsored agency guaranteed loans.

Reclassified to conform to the current period’s presentation.

WEALTH

(In millions of dollars, except as otherwise noted)

						2Q24 Increase/		Six	Six	YTD 2024 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2023 Increase/
	2023	2023	2023	2024	2024	1Q24	2Q23	2023	2024	(Decrease)

Net interest income	$1,096	$1,164	$1,042	$981	$1,047	7%	(4%)	$2,207	$2,028	(8%)
Fee revenue
Commissions and fees	305	300	296	344	349	1%	14%	608	693	14%
Other(1)	206	215	209	231	232	-	13%	378	463	22%
Total fee revenue	511	515	505	575	581	1%	14%	986	1,156	17%
All other(2)	169	152	117	137	186	36%	10%	333	323	(3%)
Total non-interest revenue	680	667	622	712	767	8%	13%	1,319	1,479	12%
Total revenues, net of interest expense	1,776	1,831	1,664	1,693	1,814	7%	2%	3,526	3,507	(1%)
Total operating expenses	1,613	1,669	1,623	1,642	1,542	(6%)	(4%)	3,193	3,184	-
Net credit losses on loans	23	24	31	29	35	21%	52%	43	64	49%
Credit reserve build (release) for loans	30	(19)	(27)	(190)	(43)	77%	NM	(39)	(233)	NM
Provision (release) for credit losses on unfunded lending commitments	1	(8)	1	(8)	-	100%	(100%)	(5)	(8)	(60%)
Provisions for benefits and claims (PBC), and other assets	(1)	1	(1)	(1)	(1)	-	-	(4)	(2)	50%
Provisions for credit losses and for PBC	53	(2)	4	(170)	(9)	95%	NM	(5)	(179)	NM
Income from continuing operations before taxes	110	164	37	221	281	27%	NM	338	502	49%
Income taxes	26	32	16	46	71	54%	NM	72	117	63%
Income from continuing operations	84	132	21	175	210	20%	NM	266	385	45%
Noncontrolling interests	-	-	-	-	-	-	-	-	-	-
Net income	$84	$132	$21	$175	$210	20%	NM	$266	$385	45%
EOP assets (in billions)	$238	$233	$229	$229	$228	-	(4%)
Average assets (in billions)	248	238	232	236	230	(3%)	(7%)	$253	$233	(8%)
Efficiency ratio	91%	91%	98%	97%	85%	(1,200) bps	(600) bps	91%	91%	0 bps
Average allocated TCE (in billions)(3)	$13.4	$13.4	$13.4	$13.2	$13.2	-	(1%)	$13.4	$13.2	(1%)
RoTCE(3)	2.5%	3.9%	0.6%	5.3%	6.4%	110 bps	390 bps	4.0%	5.9%	190 bps

Revenue by component
Private Bank	$605	$617	$542	$571	$611	7%	1%	$1,173	$1,182	1%
Wealth at Work	224	234	211	181	195	8%	(13%)	417	376	(10%)
Citigold	947	980	911	941	1,008	7%	6%	1,936	1,949	1%
Total	$1,776	$1,831	$1,664	$1,693	$1,814	7%	2%	$3,526	$3,507	(1%)

Revenue by geography
North America	$904	$953	$858	$773	$847	10%	(6%)	$1,804	$1,620	(10%)
International	872	878	806	920	967	5%	11%	1,722	1,887	10%
Total	$1,776	$1,831	$1,664	$1,693	$1,814	7%	2%	$3,526	$3,507	(1%)

Key drivers(4) (in billions of dollars)

EOP client balances
Client investment assets(5)(6)	$469	$469	$496	$514	$540	5%	15%
Deposits	308	302	319	320	318	(1%)	3%
Loans	151	151	151	149	150	1%	(1%)
Total	$928	$922	$966	$983	$1,008	3%	9%

Average loans	$150	$151	$150	$150	$150	-	-	$150	$150	-
ACLL as a % of EOP loans	0.54%	0.53%	0.51%	0.39%	0.35%	(4) bps	(19) bps

(1)	Primarily related to fiduciary and administrative fees.
(2)	Primarily related to principal transactions revenue including FX translation.
(3)

TCE and RoTCE are non-GAAP financial measures. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citigroup's total average TCE and Citi's total average stockholders' equity.

(4)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(5)	Includes assets under management, and trust and custody assets.
(6)	2Q24 is preliminary.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALL OTHER—MANAGED BASIS(1)(2)(3)
(In millions of dollars, except as otherwise noted)

						2Q24 Increase/		Six	Six	YTD 2024 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2023 Increase/
	2023	2023	2023	2024	2024	1Q24	2Q23	2023	2024	(Decrease)

Net interest income	$2,137	$1,799	$1,564	$1,695	$1,553	(8%)	(27%)	$4,329	$3,248	(25%)
Non-interest revenue(4)	397	439	473	691	427	(38%)	8%	838	1,118	33%
Total revenues, net of interest expense	2,534	2,238	2,037	2,386	1,980	(17%)	(22%)	5,167	4,366	(16%)
Total operating expenses(5)(6)(7)(8)	2,269	2,192	4,480	2,695	2,114	(22%)	(7%)	4,569	4,809	5%
Net credit losses on loans	199	237	236	249	214	(14%)	8%	397	463	17%
Credit reserve build (release) for loans	72	(21)	93	(93)	(1)	99%	NM	55	(94)	NM
Provision (release) for credit losses on unfunded lending commitments	(5)	(9)	(10)	(5)	(3)	40%	40%	(28)	(8)	71%
Provisions for benefits and claims, other assets and HTM debt securities	(66)	(8)	141	35	33	(6%)	NM	221	68	(69%)
Provisions for credit losses and for benefits and claims (PBC)	200	199	460	186	243	31%	22%	645	429	(33%)
Income (loss) from continuing operations before taxes	65	(153)	(2,903)	(495)	(377)	24%	NM	(47)	(872)	NM
Income taxes (benefits)	(14)	(59)	(602)	(12)	35	NM	NM	(318)	23	NM
Income (loss) from continuing operations	79	(94)	(2,301)	(483)	(412)	15%	NM	271	(895)	NM
Income (loss) from discontinued operations, net of taxes	(1)	2	(1)	(1)	-	100%	100%	(2)	(1)	50%
Noncontrolling interests	-	9	(2)	(7)	(10)	(43%)	NM	9	(17)	NM
Net income (loss)	$78	$(101)	$(2,300)	$(477)	$(402)	16%	NM	$260	$(879)	NM
EOP assets (in billions)	$209	$197	$199	$201	$197	(2%)	(6%)
Average assets (in billions)	209	203	198	199	194	(3%)	(7%)	$211	$196	(7%)
Efficiency ratio	90%	98%	220%	113%	107%	(600) bps	1,700 bps	88%	110%	2,200 bps
Average allocated TCE (in billions)(9)	$31.3	$32.5	$32.4	$25.6	$27.0	5%	(14%)	$29.3	$26.3	(10%)

Revenue by reporting unit and component
Mexico Consumer/SBMM	$1,412	$1,527	$1,460	$1,571	$1,640	4%	16%	$2,706	$3,211	19%
Asia Consumer	475	289	257	254	220	(13%)	(54%)	978	474	(52%)
Legacy Holdings Assets (LHA)	38	25	11	4	(133)	NM	NM	74	(129)	NM
Corporate/Other	609	397	309	557	253	(55%)	(58%)	1,409	810	(43%)
Total	$2,534	$2,238	$2,037	$2,386	$1,980	(17%)	(22%)	$5,167	$4,366	(16%)

Mexico Consumer/SBMM—key indicators (in billions of dollars)
EOP loans	$23.9	$24.0	$25.2	$26.0	$24.5	(6%)	3%
EOP deposits	39.0	38.3	40.2	41.0	37.6	(8%)	(4%)
Average loans	22.6	24.0	23.9	25.0	25.3	1%	12%	$21.7	$25.2	16%
NCLs as a % of average loans (Mexico Consumer Only)	3.65%	4.12%	4.35%	4.67%	4.30%			3.75%	4.47%
Loans 90+ days past due as a % of EOP loans (Mexico Consumer only)	1.37%	1.32%	1.35%	1.32%	1.32%
Loans 30-89 days past due as a % of EOP loans (Mexico Consumer only)	1.28%	1.33%	1.35%	1.33%	1.33%

Asia Consumer—key indicators (in billions of dollars)
EOP loans	$9.1	$8.0	$7.4	$6.5	$5.6	(14%)	(38%)
EOP deposits	12.2	10.8	9.5	9.0	8.3	(8%)	(32%)
Average loans	9.5	8.6	7.8	6.9	6.1	(12%)	(36%)	$10.8	$6.5	(40%)

Legacy Holdings Assets—key indicators (in billions of dollars)
EOP loans	$2.8	$2.8	$2.8	$2.7	$2.4	(11%)	(14%)

(1)

Includes Legacy Franchises and certain unallocated costs of global staff functions (including finance, risk, human resources, legal and compliance-related costs), other corporate expenses, and unallocated global operations and technology expenses and income taxes, as well as Corporate Treasury investment activities and discontinued operations.

(2)

Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi's divestitures of its Asia consumer banking businesses and the planned divestiture of Mexico Consumer/SBMM within Legacy Franchises. See page 14 for additional information.

(3)	Certain of the results of operations of All Other—managed basis are non-GAAP financial measures. See page 14 for additional information.
(4)	See footnote 3 on page 14.
(5)	See footnote 2 on page 14.
(6)	See footnote 4 on page 14.
(7)	See footnote 5 on page 14.
(8)	See footnote 6 on page 14.
(9)	TCE is a non-GAAP financial measure. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALL OTHER—MANAGED BASIS(1)(2)

Legacy Franchises(3)

(In millions of dollars, except as otherwise noted)

						2Q24 Increase/		Six	Six	YTD 2024 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2023 Increase/
	2023	2023	2023	2024	2024	1Q24	2Q23	2023	2024	(Decrease)

Net interest income	$1,314	$1,273	$1,179	$1,278	$1,196	(6%)	(9%)	$2,569	$2,474	(4%)
Non-interest revenue(4)	611	568	549	551	531	(4%)	(13%)	1,189	1,082	(9%)
Total revenues, net of interest expense	1,925	1,841	1,728	1,829	1,727	(6%)	(10%)	3,758	3,556	(5%)
Total operating expenses(5)(6)(7)(8)	1,726	1,692	1,639	1,615	1,558	(4%)	(10%)	3,432	3,173	(8%)
Net credit losses on loans	199	237	236	249	214	(14%)	8%	397	463	17%
Credit reserve build (release) for loans	72	(21)	93	(93)	(1)	99%	NM	55	(94)	NM
Provision (release) for credit losses on unfunded lending commitments	(5)	(9)	(10)	(5)	(3)	40%	40%	(28)	(8)	71%
Provisions for benefits and claims (PBC), other assets and HTM debt securities	45	(7)	152	37	28	(24%)	(38%)	220	65	(70%)
Provisions for credit losses and for PBC	311	200	471	188	238	27%	(23%)	644	426	(34%)
Income (loss) from continuing operations before taxes	(112)	(51)	(382)	26	(69)	NM	38%	(318)	(43)	86%
Income taxes (benefits)	(65)	22	(114)	23	(11)	NM	83%	(227)	12	NM
Income (loss) from continuing operations	(47)	(73)	(268)	3	(58)	NM	NM	(91)	(55)	40%
Noncontrolling interests	3	2	1	2	-	(100%)	(100%)	5	2	(60%)
Net income (loss)	$(50)	$(75)	$(269)	$1	$(58)	NM	(16%)	$(96)	$(57)	41%
EOP assets (in billions)	$91	$78	$78	$80	$72	(10%)	(21%)
Average assets (in billions)	91	84	78	78	77	(1%)	(15%)	$94	$78	(17%)
Efficiency ratio	90%	92%	95%	88%	90%	200 bps	0 bps	91%	89%	(200) bps
Allocated TCE (in billions)(9)	$10.0	$10.0	$10.0	$6.2	$6.2	-	(38%)	$10.0	$6.2	(38%)

Revenue by reporting unit and component
Mexico Consumer/SBMM	$1,412	$1,527	$1,460	$1,571	$1,640	4%	16%	$2,706	$3,211	19%
Asia Consumer	475	289	257	254	220	(13%)	(54%)	978	474	(52%)
Legacy Holdings Assets (LHA)	38	25	11	4	(133)	NM	NM	74	(129)	NM
Total	$1,925	$1,841	$1,728	$1,829	$1,727	(6%)	(10%)	$3,758	$3,556	(5%)

Mexico Consumer/SBMM—key indicators (in billions of dollars)
EOP loans	$23.9	$24.0	$25.2	$26.0	$24.5	(6%)	3%
EOP deposits	39.0	38.3	40.2	41.0	37.6	(8%)	(4%)
Average loans	22.6	24.0	23.9	25.0	25.3	1%	12%	$21.7	$25.2	16%
NCLs as a % of average loans (Mexico Consumer only)	3.65%	4.12%	4.35%	4.67%	4.30%			3.75%	4.47%
Loans 90+ days past due as a % of EOP loans (Mexico Consumer only)	1.37%	1.32%	1.35%	1.32%	1.32%
Loans 30-89 days past due as a % of EOP loans (Mexico Consumer only)	1.28%	1.33%	1.35%	1.33%	1.33%

Asia Consumer—key indicators (in billions of dollars)
EOP loans	$9.1	$8.0	$7.4	$6.5	$5.6	(14%)	(38%)
EOP deposits	12.2	10.8	9.5	9.0	8.3	(8%)	(32%)
Average loans	9.5	8.6	7.8	6.9	6.1	(12%)	(36%)	$10.8	$6.5	(40%)

Legacy Holdings Assets—key indicators (in billions of dollars)
EOP loans	$2.8	$2.8	$2.8	$2.7	$2.4	(11%)	(14%)

(1)

Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi's divestitures of its Asia consumer banking businesses and the planned divestiture of Mexico Consumer/SBMM within Legacy Franchises. See page 14 for additional information.

(2)	Certain of the results of operations of All Other—managed basis are non-GAAP financial measures. See page 14 for additional information.
(3)

Legacy Franchises consists of the consumer franchises in 13 markets across Asia, Poland and Russia that Citi intends to exit or has exited (collectively Asia Consumer); Mexico consumer banking (Mexico Consumer) and Small Business and Middle-Market Banking (Mexico SBMM), collectively Mexico Consumer/SBMM; and Legacy Holdings Assets (primarily North America consumer mortgage loans, Citigroup's U.K. consumer banking business and other legacy assets).

(4)	See footnote 3 on page 14.
(5)	See footnote 2 on page 14.
(6)	See footnote 4 on page 14.
(7)	See footnote 5 on page 14.
(8)	See footnote 6 on page 14.
(9)	TCE is a non-GAAP financial measure. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALL OTHER

Corporate/Other(1)

(In millions of dollars, except as otherwise noted)

						2Q24 Increase/		Six	Six	YTD 2024 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2023 Increase/
	2023	2023	2023	2024	2024	1Q24	2Q23	2023	2024	(Decrease)

Net interest income	$823	$526	$385	$417	$357	(14%)	(57%)	$1,760	$774	(56%)
Non-interest revenue	(214)	(129)	(76)	140	(104)	NM	51%	(351)	36	NM

Total revenues, net of interest expense	609	397	309	557	253	(55%)	(58%)	1,409	810	(43%)

Total operating expenses	543	500	2,841	1,080	556	(49%)	2%	1,137	1,636	44%
Provisions for other assets and HTM debt securities	(111)	(1)	(11)	(2)	5	NM	NM	1	3	NM
Income (loss) from continuing operations before taxes	177	(102)	(2,521)	(521)	(308)	41%	NM	271	(829)	NM
Income taxes (benefits)	51	(81)	(488)	(35)	46	NM	(10%)	(91)	11	NM
Income (loss) from continuing operations	126	(21)	(2,033)	(486)	(354)	27%	NM	362	(840)	NM
Income (loss) from discontinued operations, net of taxes	(1)	2	(1)	(1)	-	100%	100%	(2)	(1)	50%
Noncontrolling interests	(3)	7	(3)	(9)	(10)	(11%)	NM	4	(19)	NM
Net income (loss)	$128	$(26)	$(2,031)	$(478)	$(344)	28%	NM	$356	$(822)	NM

EOP assets (in billions)	$118	$119	$121	$121	$125	3%	6%
Average allocated TCE (in billions)(2)	21.3	22.5	22.4	19.4	20.8	7%	(2%)	$19.3	$20.1	4%

(1)	Includes certain unallocated costs of global staff functions (including finance, risk, human resources, legal and compliance-related costs), other corporate expenses and unallocated global operations and technology expenses and income taxes, as well as Corporate Treasury investment activities and discontinued operations.
(2)	TCE is a non-GAAP financial measure. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALL OTHER

RECONCILING ITEMS(1)

Divestiture-Related Impacts

(In millions of dollars, except as otherwise noted)

						2Q24 Increase/		Six	Six	YTD 2024 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2023 Increase/
	2023	2023	2023	2024	2024	1Q24	2Q23	2023	2024	(Decrease)

Net interest income	$-	$-	$-	$-	$-	-	-	$-	$-	-
Non-interest revenue(3)	(6)	396	(62)	(12)	33	NM	NM	1,012	21	(98%)
Total revenues, net of interest expense	(6)	396	(62)	(12)	33	NM	NM	1,012	21	(98%)
Total operating expenses(2)(4)(5)(6)	79	114	106	110	85	(23%)	8%	152	195	28%
Net credit losses on loans	(8)	(19)	33	11	(3)	NM	63%	(20)	8	NM
Credit reserve build (release) for loans	(3)	2	(63)	-	-	-	100%	-	-	-
Provision (release) for credit losses on unfunded lending commitments	(1)	-	-	-	-	-	100%	-	-	-
Provisions for benefits and claims, other assets and HTM debt securities	-	-	-	-	-	-	-	-	-	-
Provisions for credit losses and for benefits and claims (PBC)	(12)	(17)	(30)	11	(3)	NM	75%	(20)	8	NM
Income (loss) from continuing operations before taxes	(73)	299	(138)	(133)	(49)	63%	33%	880	(182)	NM
Income taxes (benefits)	19	85	(27)	(39)	(17)	56%	NM	324	(56)	NM
Income (loss) from continuing operations	(92)	214	(111)	(94)	(32)	66%	65%	556	(126)	NM
Income (loss) from discontinued operations, net of taxes	-	-	-	-	-	-	-	-	-	-
Noncontrolling interests	-	-	-	-	-	-	-	-	-	-
Net income (loss)	$(92)	$214	$(111)	$(94)	$(32)	66%	65%	$556	$(126)	NM

(1)

Reconciling Items consist of the divestiture-related impacts excluded from the results of All Other, as well as All Other—Legacy Franchises on a managed basis. The Reconciling Items are fully reflected in Citi's Consolidated Statement of Income on page 2 for each respective line item.

(2)

2Q23 includes approximately $79 million in operating expenses (approximately $57 million after-tax), primarily related to separation costs in Mexico and severance costs in Asia exit markets. For additional information, see Citi's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023.

(3)

3Q23 includes an approximate $403 million gain on sale recorded in revenue (approximately $284 million after various taxes) related to Citi's sale of the Taiwan consumer banking business. For additional information, see Citi's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023.

(4)

4Q23 includes approximately $106 million in operating expenses (approximately $75 million after-tax), primarily related to separation costs in Mexico and severance costs in the Asia exit markets. For additional information, see Citi's Annual Report on Form 10-K for the year ended December 31, 2023.

(5)	1Q24 includes approximately $110 million in operating expenses (approximately $77 million after-tax), primarily related to separation costs in Mexico and severance costs in the Asia exit markets.
(6)	2Q24 includes approximately $85 million in operating expenses (approximately $58 million after-tax), primarily related to separation costs in Mexico and severance costs in the Asia exit markets.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

AVERAGE BALANCES AND INTEREST RATES(1)(2)(3)(4)(5)

Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)

(In millions of dollars), except as otherwise noted	2Q23	1Q24	2Q24(5)	2Q23	1Q24	2Q24(5)	2Q23	1Q24	2Q24(5)
Assets
Deposits with banks	$310,047	$251,928	$250,665	$3,049	$2,647	$2,710	3.94%	4.23%	4.35%
Securities borrowed and purchased under resale agreements(6)	365,704	358,699	356,969	6,254	7,822	7,211	6.86%	8.77%	8.12%
Trading account assets(7)	329,229	369,681	388,641	3,752	4,128	4,503	4.57%	4.49%	4.66%
Investments	507,949	516,121	510,542	4,456	4,857	4,827	3.52%	3.78%	3.80%
Consumer loans	367,852	381,800	383,211	8,962	9,798	9,780	9.77%	10.32%	10.26%
Corporate loans	285,739	296,955	296,410	5,102	5,759	5,718	7.16%	7.80%	7.76%
Total loans (net of unearned income)(8)	653,591	678,755	679,621	14,064	15,557	15,498	8.63%	9.22%	9.17%
Other interest-earning assets	85,083	75,001	70,486	1,085	1,235	1,260	5.11%	6.62%	7.19%
Total average interest-earning assets	$2,251,603	$2,250,185	$2,256,924	$32,660	$36,246	$36,009	5.82%	6.48%	6.42%

Liabilities
Deposits	$1,132,211	$1,132,197	$1,108,733	$8,727	$10,411	$10,235	3.09%	3.70%	3.71%
Securities loaned and sold under repurchase agreements(6)	262,147	310,540	336,367	4,953	6,966	6,962	7.58%	9.02%	8.32%
Trading account liabilities(7)	128,354	103,674	103,548	870	831	794	2.72%	3.22%	3.08%
Short-term borrowings and other interest-bearing liabilities	126,734	108,600	107,277	1,777	1,956	1,908	5.62%	7.24%	7.15%
Long-term debt(9)	162,327	168,628	169,529	2,420	2,552	2,595	5.98%	6.09%	6.16%
Total average interest-bearing liabilities	$1,811,773	$1,823,639	$1,825,454	$18,747	$22,716	$22,494	4.15%	5.01%	4.96%

Net interest income as a % of average interest-earning assets (NIM)(9)				$13,913	$13,530	$13,515	2.48%	2.42%	2.41%

2Q24 increase (decrease) from:							(7) bps	(1) bps

(1)	Interest income and Net interest income include the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 21%) of $13 million for 2Q23, $23 million for 1Q24 and $22 million for 2Q24.
(2)	Citigroup average balances and interest rates include both domestic and international operations.
(3)	Monthly averages have been used by certain subsidiaries where daily averages are unavailable.
(4)	Average rate percentage is calculated as annualized interest over average volumes.
(5)	2Q24 is preliminary.
(6)	Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of ASU 2013-01 (Topic 210).
(7)	Interest expense on Trading account liabilities of Services, Markets, and Banking is reported as a reduction of Interest income. Interest income and Interest expense on cash collateral positions are reported in Trading account assets and Trading account liabilities, respectively.
(8)	Nonperforming loans are included in the average loan balances.
(9)	Excludes hybrid financial instruments with changes in fair value recorded in Principal transactions revenue.

Reclassified to conform to the current period's presentation.

EOP LOANS(1)(2)

(In billions of dollars)

						2Q24 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2023	2023	2023	2024	2024	1Q24	2Q23

Corporate loans by region
North America	$121.7	$123.0	$128.9	$122.9	$129.6	5%	6%
International	164.3	165.6	171.3	169.9	172.0	1%	5%
Total corporate loans	$286.0	$288.6	$300.2	$292.8	$301.6	3%	5%

Corporate loans by segment and reporting unit
Services	$83.6	$83.5	$84.7	$80.5	$88.9	10%	6%
Markets	106.9	111.9	122.0	118.3	119.5	1%	12%
Banking	89.2	86.8	86.8	87.3	86.7	(1%)	(3%)
All Other - Legacy Franchises - Mexico SBMM & AFG(3)	6.3	6.4	6.7	6.7	6.5	(3%)	3%
Total corporate loans	$286.0	$288.6	$300.2	$292.8	$301.6	3%	5%

USPB
Branded Cards	$103.0	$105.2	$111.1	$108.0	$111.8	4%	9%
Retail Services	50.0	50.5	53.6	50.8	51.7	2%	3%
Retail Banking	41.5	43.1	44.4	45.6	46.2	1%	11%
Total	$194.5	$198.8	$209.1	$204.4	$209.7	3%	8%

Wealth by region
North America	$99.7	$101.1	$101.6	$100.0	$100.9	1%	1%
International	50.9	49.4	49.8	48.9	49.5	1%	(3%)
Total	$150.6	$150.5	$151.4	$148.9	$150.4	1%	-

All Other - Consumer
Mexico Consumer	$17.8	$17.8	$18.7	$19.6	$18.2	(7%)	2%
Asia Consumer(4)	9.1	8.0	7.4	6.5	5.6	(14%)	(38%)
Legacy Holdings Assets (LHA)	2.6	2.6	2.6	2.4	2.2	(8%)	(15%)
Total	$29.5	$28.4	$28.7	$28.5	$26.0	(9%)	(12%)

Total consumer loans	$374.6	$377.7	$389.2	$381.8	$386.1	1%	3%

Total loans - EOP	$660.6	$666.3	$689.4	$674.6	$687.7	2%	4%

Total loans - average	$653.6	$662.3	$674.7	$678.8	$679.6	-	4%

NCLs as a % of total average loans	0.92%	0.98%	1.17%	1.36%	1.35%	(1) bps	43 bps

(1)Corporate loans include loans managed by Services, Markets, Banking, and All Other—Legacy Franchises—Mexico SBMM, and the AFG.

(2)Consumer loans include loans managed by USPB, Wealth, and All Other—Legacy Franchises (other than Mexico small business and middle-market banking (Mexico SBMM), and the Assets Finance Group (AFG)).

(3)Includes Legacy Franchises corporate loans activity related to Mexico SBMM and AFG (AFG was previously reported in Markets; all periods have been reclassified to reflect this move into Legacy Franchises), as well as LHA corporate loans.

(4)Asia Consumer also includes loans in Poland and Russia.

Reclassified to conform to the current period's presentation.

EOP DEPOSITS

(In billions of dollars)

						2Q24 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2023	2023	2023	2024	2024	1Q24	2Q23
Services, Markets, and Banking by region
North America	$393.3	$371.6	$371.1	$375.7	$376.1	-	(4%)
International	426.5	412.3	431.8	436.0	431.0	(1%)	1%
Total	$819.8	$783.9	$802.9	$811.7	$807.1	(1%)	(2%)

Treasury and Trade Solutions	$673.2	$644.8	$661.5	$662.1	$655.1	(1%)	(3%)
Securities Services	124.4	113.7	119.9	125.3	127.8	2%	3%
Services	$797.6	$758.5	$781.4	$787.4	$782.9	(1%)	(2%)
Markets	21.3	24.5	20.8	23.6	23.7	-	11%
Banking	0.9	0.9	0.7	0.7	0.5	(29%)	(44%)
Total	$819.8	$783.9	$802.9	$811.7	$807.1	(1%)	(2%)

USPB	$112.3	$108.9	$103.2	$99.6	$86.1	(14%)	(23%)

Wealth
North America	$184.7	$183.7	$196.2	$196.0	$194.2	(1%)	5%
International	123.6	118.6	122.4	124.3	123.8	-	-
Total	$308.3	$302.3	$318.6	$320.3	$318.0	(1%)	3%

All Other
Legacy Franchises
Mexico Consumer	$30.6	$29.6	$31.9	$31.8	$28.6	(10%)	(7%)
Mexico SBMM—corporate	8.4	8.7	8.3	9.2	9.0	(2%)	7%
Asia Consumer(1)	12.2	10.8	9.5	9.0	8.3	(8%)	(32%)
Legacy Holdings Assets (LHA)(2)	6.2	5.1	4.1	2.9	1.9	(34%)	(69%)
Corporate/Other	22.1	24.2	30.2	22.7	19.1	(16%)	(14%)
Total	$79.5	$78.4	$84.0	$75.6	$66.9	(12%)	(16%)

Total deposits - EOP	$1,319.9	$1,273.5	$1,308.7	$1,307.2	$1,278.1	(2%)	(3%)

Total deposits - average	$1,338.2	$1,315.1	$1,319.7	$1,326.4	$1,309.9	(1%)	(2%)

(1)Asia Consumer also includes deposits in Poland and Russia.

(2)Legacy Holdings Assets includes deposits from the U.K. consumer banking business.

NMNot meaningful.

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES (ACL) ROLLFORWARD

(In millions of dollars, except ratios)

									Builds					ACLL/EOP
	Balance	Builds (Releases)					FY 2023	Balance	(Releases)			YTD 2024	Balance	Loans
	12/31/22	1Q23	2Q23	3Q23	4Q23	FY 2023	FX/Other(1)	12/31/23	1Q24	2Q24	YTD 2024	FX/Other	6/30/24	6/30/24

Allowance for credit losses on loans (ACLL)
Services	$356	$(72)	$(14)	$6	$127	$47	$(6)	$397	$34	$(100)	$(66)	$(1)	$330
Markets	630	64	(21)	119	40	202	(12)	820	120	(111)	9	(1)	828
Banking	1,746	(50)	(110)	(22)	(163)	(345)	(25)	1,376	(89)	(51)	(140)	(7)	1,229
Legacy Franchises corporate (Mexico SBMM & AFG(2))	123	(27)	(7)	(1)	2	(33)	31	121	(8)	(12)	(20)	(4)	97

Total corporate ACLL	$2,855	$(85)	$(152)	$102	$6	$(129)	$(12)	$2,714	$57	$(274)	$(217)	$(13)	$2,484	0.85%
U.S. Cards	$11,393	$536	$276	$128	$466	$1,406	$(173)	$12,626	$326	$357	$683	$(1)	$13,308	8.14%
Retail Banking	447	40	27	(14)	5	58	(29)	476	11	25	36	(1)	511
Total USPB	$11,840	$576	$303	$114	$471	$1,464	$(202)	$13,102	$337	$382	$719	$(2)	$13,819
Wealth	883	(69)	30	(19)	(27)	(85)	(31)	767	(190)	(43)	(233)	(1)	533
All Other—consumer	1,396	13	76	(18)	28	99	67	1,562	(85)	11	(74)	(108)	1,380
Total consumer ACLL	$14,119	$520	$409	$77	$472	$1,478	$(166)	$15,431	$62	$350	$412	$(111)	$15,732	4.08%

Total ACLL	$16,974	$435	$257	$179	$478	$1,349	$(178)	$18,145	$119	$76	$195	$(124)	$18,216	2.68%
Allowance for credit losses on unfunded lending commitments (ACLUC)	$2,151	$(194)	$(96)	$(54)	$(81)	$(425)	$2	$1,728	$(98)	$(8)	$(106)	$(3)	$1,619
Total ACLL and ACLUC (EOP)	19,125							19,873					19,835
Other(3)	243	408	145	53	1,132	1,738	(98)	1,883	14	107	121	6	2,010
Total allowance for credit losses (ACL)	$19,368	$649	$306	$178	$1,529	$2,662	$(274)	$21,756	$35	$175	$210	$(121)	$21,845

(1)	Includes the January 1, 2023 opening adjustment related to the adoption of ASU No. 2022-02, Financial Instruments—Credit Losses (Topic 326): TDRs and Vintage Disclosures. See page 19.
(2)	See footnote 3 on page 16.
(3)	Includes ACL activity on HTM securities and Other assets.

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES ON LOANS (ACLL) AND UNFUNDED LENDING COMMITMENTS (ACLUC)

(In millions of dollars)

						2Q24 Increase/		Six	Six	YTD 2024 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2023 Increase/
	2023	2023	2023	2024	2024	1Q24	2Q23	2023	2024	(Decrease)
Total Citigroup
Allowance for credit losses on loans (ACLL) at beginning of period	$17,169	$17,496	$17,629	$18,145	$18,296	1%	7%	$16,974	$18,145
Adjustment to opening balance
Financial instruments—TDRs and Vintage Disclosures(1)	-	-	-	-	-			(352)	-
Adjusted ACLL at beginning of period	17,169	17,496	17,629	18,145	18,296	1%	7%	16,622	18,145	9%
Gross credit (losses) on loans	(1,879)	(2,000)	(2,368)	(2,690)	(2,715)	(1%)	(44%)	(3,513)	(5,405)	(54%)
Gross recoveries on loans	375	363	374	387	432	12%	15%	707	819	16%
Net credit (losses) / recoveries on loans (NCLs)	(1,504)	(1,637)	(1,994)	(2,303)	(2,283)	(1%)	52%	(2,806)	(4,586)	63%
Replenishment of NCLs	1,504	1,637	1,994	2,303	2,283	(1%)	52%	2,806	4,586	63%
Net reserve builds / (releases) for loans	257	179	478	119	76	(36%)	(70%)	692	195	(72%)
Provision for credit losses on loans (PCLL)	1,761	1,816	2,472	2,422	2,359	(3%)	34%	3,498	4,781	37%
Other, net(2)(3)(4)(5)(6)(7)	70	(46)	38	32	(156)	NM	NM	182	(124)
ACLL at end of period (a)	$17,496	$17,629	$18,145	$18,296	$18,216	-	4%	$17,496	$18,216

Allowance for credit losses on unfunded lending commitments (ACLUC)(8) (a)	$1,862	$1,806	$1,728	$1,629	$1,619	(1%)	(13%)	$1,862	$1,619

Provision (release) for credit losses on unfunded lending commitments	$(96)	$(54)	$(81)	$(98)	$(8)	92%	92%	$(290)	$(106)

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (a)]	$19,358	$19,435	$19,873	$19,925	$19,835	-	2%	$19,358	$19,835

Total ACLL as a percentage of total loans(9)	2.67%	2.68%	2.66%	2.75%	2.68%	(7) bps	1 bps

Consumer
ACLL at beginning of period	$14,389	$14,866	$14,912	$15,431	$15,524	1%	8%	$14,119	$15,431
Adjustments to opening balance
Financial instruments—TDRs and Vintage Disclosures(1)	-	-	-	-	-			(352)	-
Adjusted ACLL at beginning of period	14,389	14,866	14,912	15,431	15,524	1%	8%	13,767	15,431	12%

NCLs	(1,429)	(1,579)	(1,899)	(2,139)	(2,175)	2%	52%	(2,709)	(4,314)	59%
Replenishment of NCLs	1,429	1,579	1,899	2,139	2,175	2%	52%	2,709	4,314	59%
Net reserve builds / (releases) for loans	409	77	472	62	350	NM	(14%)	929	412	(56%)
Provision for credit losses on loans (PCLL)	1,838	1,656	2,371	2,201	2,525	15%	37%	3,638	4,726	30%
Other, net(2)(3)(4)(5)(6)(7)	68	(31)	47	31	(142)	NM	NM	170	(111)	NM
ACLL at end of period (b)	$14,866	$14,912	$15,431	$15,524	$15,732	1%	6%	$14,866	$15,732

Consumer ACLUC(8) (b)	$88	$65	$62	$46	$42	(9%)	(52%)	$88	$42

Provision (release) for credit losses on unfunded lending commitments	$(4)	$(20)	$(5)	$(15)	$(4)	73%	-	$(21)	$(19)

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (b)]	$14,954	$14,977	$15,493	$15,570	$15,774	1%	5%	$14,954	$15,774

Consumer ACLL as a percentage of total consumer loans	3.97%	3.95%	3.97%	4.07%	4.08%	1 bps	11 bps

Corporate
ACLL at beginning of period	$2,780	$2,630	$2,717	$2,714	$2,772	2%	-	$2,855	$2,714

NCLs	(75)	(58)	(95)	(164)	(108)	(34%)	44%	(97)	(272)	NM
Replenishment of NCLs	75	58	95	164	108	(34%)	44%	97	272	NM
Net reserve builds / (releases) for loans	(152)	102	6	57	(274)	NM	(80%)	(237)	(217)	8%
Provision for credit losses on loans (PCLL)	(77)	160	101	221	(166)	NM	NM	(140)	55	NM
Other, net(2)	2	(15)	(9)	1	(14)	NM	NM	12	(13)
ACLL at end of period (c)	$2,630	$2,717	$2,714	$2,772	$2,484	(10%)	(6%)	$2,630	$2,484

Corporate ACLUC(8) (c)	$1,774	$1,741	$1,666	$1,583	$1,577	-	(11%)	$1,774	$1,577

Provision (release) for credit losses on unfunded lending commitments	$(92)	$(34)	$(76)	$(83)	$(4)	95%	96%	$(269)	$(87)

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (c)]	$4,404	$4,458	$4,380	$4,355	$4,061	(7%)	(8%)	$4,404	$4,061

Corporate ACLL as a percentage of total corporate loans(9)	0.94%	0.97%	0.93%	0.98%	0.85%	(13) bps	(9) bps

Footnotes to this table are on the following page (page 20).

ALLOWANCE FOR CREDIT LOSSES ON LOANS (ACLL) AND UNFUNDED LENDING COMMITMENTS (ACLUC)

The following footnotes relate to the table on the preceding page (page 19):

(1)Includes the January 1, 2023 opening adjustment related to the adoption of ASU No. 2022-02, Financial Instruments—Credit Losses (Topic 326): TDRs and Vintage Disclosures. See page 19.

(2)Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.

(3)4Q22 primarily relates to FX translation.

(4)1Q23 primarily relates to FX translation.

(5)2Q23 primarily relates to FX translation.

(6)3Q23 primarily relates to FX translation.

(7)4Q23 primarily relates to FX translation.

(8)Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(9)Excludes loans that are carried at fair value of $5.8 billion, $7.4 billion $7.6 billion, $8.9 billion, and $8.5 billion at June 30, 2023, September 30, 2023, December 31, 2023, March 31, 2024, and June 30, 2024, respectively.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

NON-ACCRUAL ASSETS

(In millions of dollars)

						2Q24 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2023	2023	2023	2024	2024	1Q24	2Q23

Corporate non-accrual loans by region(1)
North America	$358	$934	$978	$874	$456	(48%)	27%
International	903	1,041	904	615	542	(12%)	(40%)
Total	$1,261	$1,975	$1,882	$1,489	$998	(33%)	(21%)

Corporate non-accrual loans by segment and component(1)
Banking	$798	$953	$799	$606	$462	(24%)	(42%)
Services	123	94	103	27	30	11%	(76%)
Markets	133	735	791	686	362	(47%)	NM
Mexico SBMM & AFG	207	193	189	170	144	(15%)	(30%)
Total	$1,261	$1,975	$1,882	$1,489	$998	(33%)	(21%)

Consumer non-accrual loans(1)
USPB	$276	$280	$291	$290	$285	(2%)	3%
Wealth	260	287	288	276	303	10%	17%
Mexico Consumer	498	463	479	465	425	(9%)	(15%)
Asia Consumer(2)	24	25	22	23	22	(4%)	(8%)
Legacy Holdings Assets — Consumer	263	247	235	227	217	(4%)	(17%)
Total	$1,321	$1,302	$1,315	$1,281	$1,252	(2%)	(5%)

Total non-accrual loans (NAL)	$2,582	$3,277	$3,197	$2,770	$2,250	(19%)	(13%)

Other real estate owned (OREO)(3)	$31	$37	$36	$26	$27	4%	(13%)

NAL as a percentage of total loans	0.39%	0.49%	0.46%	0.41%	0.33%	(8) bps	(6) bps

ACLL as a percentage of NAL	678%	538%	568%	661%	810%

(1)

Corporate loans are placed on non-accrual status based on a review by Citigroup's risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for consumer loans: consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans. The balances above represent non-accrual loans within Consumer loans and Corporate loans on the Consolidated Balance Sheet.

(2)	Asia Consumer also includes Non-accrual assets in Poland and Russia.
(3)

Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral. Also includes former premises and property for use that is no longer contemplated.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

COMMON EQUITY TIER 1 (CET1) CAPITAL AND SUPPLEMENTARY LEVERAGE RATIOS,

TANGIBLE COMMON EQUITY, COMMON EQUITY, BOOK VALUE

PER SHARE AND TANGIBLE BOOK VALUE PER SHARE (TBVPS)

(In millions of dollars or shares, except per share amounts and ratios)

						Six	Six
	June 30,	September 30,	December 31,	March 31,	June 30,	Months	Months
CET1 Capital and Ratio and Components (1)	2023	2023	2023	2024	2024(2)	2023	2024
Citigroup common stockholders' equity (3)	$188,610	$190,134	$187,937	$189,059	$190,283
Add: qualifying noncontrolling interests	209	193	153	159	153
Regulatory capital adjustments and deductions:
Add:
CECL transition provision (4)	1,514	1,514	1,514	757	757
Less:
Accumulated net unrealized gains (losses) on cash flow hedges, net of tax	(1,990)	(1,259)	(1,406)	(914)	(629)
Cumulative unrealized net gain (loss) related to changes in fair value of financial liabilities attributable to own creditworthiness, net of tax	307	625	(410)	(1,031)	(760)
Intangible assets:
Goodwill, net of related deferred tax liabilities (DTLs)(5)	18,933	18,552	18,778	18,647	18,315
Identifiable intangible assets other than mortgage servicing rights (MSRs), net of related DTLs	3,531	3,444	3,349	3,258	3,138
Defined benefit pension plan net assets; other	2,020	1,340	1,317	1,386	1,424
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit and general business credit carry-forwards(6)	11,461	11,219	12,075	11,936	11,695
Excess over 10% / 15% limitations for other DTAs, certain common stock investments and MSRs(6)(8)	1,828	1,786	2,306	3,551	3,652
CET1 Capital	$154,243	$156,134	$153,595	$153,142	$154,358
Risk-Weighted Assets (RWA)(4)	$1,153,450	$1,148,550	$1,148,608	$1,138,546	$1,135,772
CET1 Capital ratio (CET1/RWA)	13.37%	13.59%	13.37%	13.45%	13.6%

Supplementary Leverage Ratio and Components
CET1(4)	$154,243	$156,134	$153,595	$153,142	$154,358
Additional Tier 1 Capital (AT1)(7)	21,500	20,744	18,909	18,923	19,426
Total Tier 1 Capital (T1C) (CET1 + AT1)	$175,743	$176,878	$172,504	$172,065	$173,784
Total Leverage Exposure (TLE)(4)	$2,943,546	$2,927,392	$2,964,954	$2,948,323	$2,948,855
Supplementary Leverage ratio (T1C/TLE)	5.97%	6.04%	5.82%	5.84%	5.9%

Tangible Common Equity, Book Value and Tangible Book Value Per Share
Common stockholders' equity	$188,474	$190,008	$187,853	$188,985	$190,210
Less:
Goodwill	19,998	19,829	20,098	20,042	19,704
Intangible assets (other than MSRs)	3,895	3,811	3,730	3,636	3,517
Goodwill and identifiable intangible assets (other than MSRs) related to assets HFS	246	49	-	-	-
Tangible common equity (TCE)(9)	$164,335	$166,319	$164,025	$165,307	$166,989
Common shares outstanding (CSO)	1,925.7	1,913.9	1,903.1	1,907.4	1,907.8
Book value per share (common equity/CSO)	$97.87	$99.28	$98.71	$99.08	$99.70
Tangible book value per share (TCE/CSO)(9)	$85.34	$86.90	$86.19	$86.67	$87.53

Average TCE (in billions of dollars)(9)
Services	$23.0	$23.0	$23.0	$24.9	$24.9	$23.0	$24.9
Markets	53.1	53.1	53.1	54.0	54.0	53.1	54.0
Banking	21.4	21.4	21.4	21.8	21.8	21.4	21.8
USPB	21.9	21.9	21.9	25.2	25.2	21.9	25.2
Wealth	13.4	13.4	13.4	13.2	13.2	13.4	13.2
All Other	31.3	32.5	32.4	25.6	27.0	29.3	26.3
Total Citi average TCE	$164.1	$165.3	$165.2	$164.7	$166.1	$162.1	$165.4

Plus:
Average goodwill	$20.0	$19.9	$20.4	$19.6	$19.5	$19.8	$18.9
Average intangible assets (other than MSRs)	3.9	3.9	3.8	3.7	3.6	3.9	4.3
Average goodwill and identifiable intangible assets (other than MSRs) related to assets HFS	0.2	0.1	-	-	-	0.4	-
Total Citi average common stockholders' equity (in billions of dollars)	$188.2	$189.2	$189.4	$188.0	$189.2	$186.2	$188.6

(1)	See footnote 7 on page 1.
(2)	June 30, 2024 is preliminary.
(3)	Excludes issuance costs related to outstanding preferred stock in accordance with Federal Reserve Board regulatory reporting requirements.
(4)	See footnote 8 on page 1.
(5)	Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.
(6)

Represents deferred tax excludable from Basel III CET1 Capital, which includes net DTAs arising from net operating loss, foreign tax credit, and general business credit tax carry-forwards and DTAs arising from timing differences (future deductions) that are deducted from CET1 Capital exceeding the 10% limitation.

(7)	Additional Tier 1 Capital primarily includes qualifying noncumulative perpetual preferred stock and qualifying trust preferred securities.
(8)

Assets subject to 10% / 15% limitations include MSRs, DTAs arising from temporary differences, and significant common stock investments in unconsolidated financial institutions. For all periods presented, the deduction related only to DTAs arising from temporary differences that exceeded the 10% limitation.

(9)	TCE and TBVPS are non-GAAP financial measures.

Reclassified to conform to the current period's presentation.